NOTICE OF INVESTMENT OPTION CHANGES
Dated September 5, 2017
To the variable annuity products:
USAllianz CharterTM
Allianz CharterTM II
Issued by
Allianz Life Insurance Company of North America and Allianz Life Variable Account B
This notice provides contract information you should keep for future reference.

1.
Effective October 16, 2017, the Investment Options available in your product are changing. The following table includes the Investment Options that will be available and the Investment Options that are closing. We no longer allow assets to move into the closed Investment Options either by Purchase Payments or transfers. Please note that we no longer accept additional Purchase Payments on these products unless your Contract was issued in Connecticut, Florida, or New Jersey.

Available Investment Options	Closed Investment Options
ALLIANZ FUND OF FUNDS
AZL® Moderate Index Strategy Fund(1)
BLACKROCK
AZL® Government Money Market Fund
AZL® International Index Fund
AZL® Mid Cap Index Fund
AZL® MSCI Emerging Markets Equity Fund
AZL® Russell 1000 Growth Index Fund
AZL® Russell 1000 Value Index Fund
AZL® S&P 500 Index Fund
AZL® Small Cap Stock Index Fund
DIMENSIONAL
AZL® DFA Five-Year Global Fixed Income Fund(2)
MORGAN STANLEY
AZL® Morgan Stanley Global Real Estate Fund
PIMCO
PIMCO VIT StocksPLUS Global Portfolio
PIMCO VIT Total Return Portfolio
PYRAMIS
AZL® Pyramis® Total Bond Fund
T. ROWE PRICE
AZL® T. Rowe Price Capital Appreciation Fund

DAVIS
Davis VA Financial Portfolio
FRANKLIN TEMPLETON
Franklin Income VIP Fund
Franklin Mutual Shares VIP Fund
Franklin Rising Dividends VIP Fund
Franklin U.S. Government Securities VIP Fund
Templeton Global Bond VIP Fund(3)
Templeton Growth VIP Fund
OPPENHEIMER FUNDS
Oppenheimer Global Strategic Income Fund/VA
PIMCO
PIMCO VIT All Asset Portfolio(1)
PIMCO VIT High Yield Portfolio
PIMCO VIT Real Return Portfolio(1)

(1)	Not available in Charter
(2)	New Investment Option for Charter – see p. 2 for further information
(3)	Not available in Charter II
As of 4 p.m. Eastern Time on October 13, 2017, we no longer allow assets to move into a closed Investment Option either by Purchase Payments or transfers, including automatic investment plan (AIP) payments, dollar cost averaging (DCA) program transfers, and flexible rebalancing transfers. We will automatically remove any closed Investment Options from your allocation instructions for any future Purchase Payments or transfers (including DCA and flexible rebalancing transfers). If we do this, we will proportionately reallocate 100% of the amount you previously allotted to the closed Investment Options among your remaining selected Investment Options. If you have no remaining Investment Options we change your allocation instructions so that 100% is allocated to the AZL Government Money Market Fund.
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If all, or if all but one, of the Investment Options you selected for a flexible rebalancing program are closed, the flexible rebalancing program will end.
If you are participating in the DCA program and the Investment Option from which you are transferring is closed, or if all of the Investment Options you are transferring into are closed, the DCA program will end.
Assets in closed Investment Options will remain in those Investment Options until we receive alternate instructions from you.

2.
Effective October 16, 2017, we are adding the following Investment Option to the Charter product: AZL DFA Five-Year Global Fixed Income Fund. Here is some important information about this Investment Option.

Investment Management Company and Adviser/Subadviser	Investment Option Name	Asset Class	Investment Objective	Principal Investment Strategies (Normal market conditions)
DIMENSIONAL FUND ADVISORS
Managed by Allianz Investment Management LLC/Dimensional Fund Advisors LP	AZL DFA Five-Year Global Fixed Income Fund	Global Bond
The Fund seeks to provide a market rate of return for a fixed income portfolio with low relative volatility of returns, and seeks to focus the eligible universe on securities with relatively less expected upward or downward movement in market value

Invests generally in a universe of U.S. and foreign debt securities maturing in five years or less. Under normal circumstances, the fund will invest at least 80% of its net assets in fixed income securities that mature within five years from the date of settlement

Investment Option	Management fees	Rule 12b‑1 fees	Service fees	Other expenses	Acquired fund fees and expenses	Total annual fund operating expenses before fee waivers and/or expense reimbursements
DIMENSIONAL FUND ADVISORS
AZL DFA Five-Year Global Fixed Income Fund	.60	.25	-	.05	-	.90

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